UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2013

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At Wells Fargo & Company’s (the “Company”) annual meeting of stockholders held on April 23, 2013, stockholders approved the Company’s Amended and Restated Long-Term Incentive Compensation Plan (“LTICP”), which among other things, increases the number of shares of the Company’s common stock available for awards under the LTICP by an additional 150 million shares and incorporates the Company’s Performance-Based Compensation Policy as part of the LTICP for purposes of future awards.

A description of the material terms and conditions of the LTICP appears on pages 104-114 of the Company’s definitive proxy statement for the 2013 annual meeting of stockholders filed with the Securities and Exchange Commission on March 14, 2013. The description, a copy of which is filed as Exhibit 10(a) hereto, is incorporated herein by reference. The description of the LTICP incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the LTICP, which is attached as Exhibit 10(b) to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on April 23, 2013. At the meeting, stockholders elected all 14 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, stockholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2013 proxy statement. Stockholders also approved the Company’s Amended and Restated Long-Term Incentive Compensation Plan and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013. The stockholders did not approve the two stockholder proposals presented at the meeting. A stockholder proposal to provide a report on the Company’s lobbying policies and practices was withdrawn prior to the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

Director	For	Against	Abstentions	Broker Non-Votes
John D. Baker II	3,675,283,024	347,056,644	16,007,933	484,838,450
Elaine L. Chao	3,988,990,897	33,554,064	15,800,640	484,840,450
John S. Chen	3,995,304,213	27,060,948	15,982,440	484,838,450
Lloyd H. Dean	3,973,785,804	41,889,889	22,671,908	484,838,450
Susan E. Engel	3,971,306,126	51,421,064	15,620,411	484,838,450
Enrique Hernandez, Jr.	3,948,454,433	73,595,658	16,297,510	484,838,450
Donald M. James	3,636,667,656	385,246,092	16,433,853	484,838,450
Cynthia H. Milligan	3,636,462,072	380,157,310	21,728,219	484,838,450
Federico F. Peña	4,000,446,966	21,670,538	16,228,097	484,840,450
Howard V. Richardson	4,006,071,360	15,827,236	16,449,005	484,838,450
Judith M. Runstad	3,994,370,261	28,025,541	15,951,799	484,838,450
Stephen W. Sanger	3,981,710,083	40,365,853	16,271,665	484,838,450
John G. Stumpf	3,870,510,321	142,500,475	25,336,805	484,838,450
Susan G. Swenson	3,977,353,629	45,624,186	15,369,786	484,838,450

Advisory Resolution to Approve the Named Executives’ Compensation

For	Against	Abstentions	Broker Non-Votes
3,908,002,090	90,686,227	39,647,563	484,850,171

Approval of the Company’s Amended and Restated Long-Term Incentive Compensation Plan

For	Against	Abstentions	Broker Non-Votes
3,745,150,757	265,127,622	28,056,803	484,850,869

Ratify the Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2013

For	Against	Abstentions	Broker Non-Votes
4,446,766,236	57,763,166	18,656,649	0

Stockholder Proposal Regarding the Adoption of a Policy to Require an Independent Chairman

For	Against	Abstentions	Broker Non-Votes
881,280,489	3,132,121,825	24,933,647	484,850,090

Stockholder Proposal Regarding a Review and Report on Internal Controls over the Company’s Mortgage Servicing and Foreclosure Practices

For	Against	Abstentions	Broker Non-Votes
852,554,102	2,589,740,356	596,046,345	484,845,248

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10(a)	Description of Amended and Restated Long-Term Incentive Compensation Plan.

10(b)	Amended and Restated Long-Term Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: April 26, 2013	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10(a)	Description of Amended and Restated Long-Term Incentive Compensation Plan.

10(b)	Amended and Restated Long-Term Incentive Compensation Plan.

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